                                                                    EXHIBIT 10.2

                             CERTIFICATE OF MERGER

                                      OF

                            HTC INVESTMENTS, INC.,
                            a Delaware corporation

                                 with and into

                           ASIAINFO HOLDINGS, INC.,
                            a Delaware corporation


     Pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware ("DGCL"), the undersigned entities adopt and certify to the following Certificate of Merger for the purpose of effecting a merger (the "Merger") in accordance with the provisions of Section 251 of the DGCL:

     FIRST: The names of the constituent business corporations participating in the Merger are as follows:

     Name of Corporation                     State of Incorporation

     AsiaInfo Holdings, Inc. ("AsiaInfo")    Delaware
     HTC Investments, Inc. ("HTC")           Delaware

     SECOND:   An Agreement and Plan of Merger (the "Merger Agreement") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of subsection (c) of DGCL Section 251.

     THIRD:    The name of the surviving corporation is AsiaInfo Holdings, Inc., a Delaware corporation, which will continue its existence as the surviving corporation under its present name upon the effective time of the Merger.

     FOURTH:   The Certificate of Incorporation of AsiaInfo Holdings, Inc., as
now in force and effect, shall be the surviving corporation's Certificate of Incorporation until amended and changed pursuant to the provisions of the DGCL.

     FIFTH:    The executed Merger Agreement is on file at the offices of
AsiaInfo Holdings, Inc., the surviving corporation, the address of which is 5210 Great American Parkway, Suite 429, Santa Clara, CA 95054.

     SIXTH:    A copy of the Merger Agreement will be furnished by the surviving corporation, on written request and without cost, to any holder of capital stock of either constituent corporation.

     SEVENTH: As contemplated by the Merger Agreement, the Merger will become effective upon the filing of this Certificate of Merger with the Delaware Secretary of State.


                            [SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the undersigned corporations have executed this
Certificate of Merger as of the 13/th/ day of October, 1999.


                              ASIAINFO HOLDINGS, INC.,
                              a Delaware corporation


                              By:   /s/ James Ding
                                 ---------------------------------
                              Name:    JAMES DING
                                   -------------------------------
                              Title: CEO/Vice Chairman
                                    ------------------------------


                              HTC INVESTMENTS, INC.,
                              a Delaware corporation


                              By:    /s/ Yadong Liu
                                 ---------------------------------
                              Name:   YADONG LIU
                                   -------------------------------
                              Title: Director/VP
                                    ------------------------------



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